SBL Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated October 23, 2009
to Statement of Additional Information Dated May 1, 2009

Effective October 23, 2009, the Statement of Additional Information is updated to reflect a change in custodian for Series Q (Small Cap Value Series) from State Street Bank and Trust Company to UMB Bank, N.A. The Statement of Additional Information is updated by deleting the section entitled Custodians, Transfer Agent and Dividend-Paying Agent and replacing with the following:

Custodians, Transfer Agent and Dividend-Paying Agent

State Street Bank and Trust Company, 225 Franklin, Boston, Massachusetts 02110, acts as custodian for the portfolio securities of Series D, N, P and Z, including those held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the Securities and Exchange Commission and that portion of the assets of Series Z managed by the Investment Manager.

UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri 64106, acts as the custodian for the portfolio securities of Series A, B, C, E, H, J, O, P, Q, V, X and Y.

The Investment Manager acts as the Fund's transfer and dividend-paying agent.

Please Retain This Supplement for Future Reference